MUNIHOLDINGS
                                                                  FUND, INC.

                                [GRAPHIC OMITTED]

                                                         STRATEGIC
                                                                  Performance

                                                                  Annual Report
                                                                  April 30, 1998

                            MUNIHOLDINGS FUND, INC.

The Benefits and
Risks of
Leveraging

MuniHoldings Fund, Inc. has the ability to leverage to seek to enhance the yield and net asset value of its Common Stock. However, these objectives cannot be achieved in all interest rate environments. To leverage, the Fund issues Preferred Stock, which pays dividends at prevailing short-term interest rates, and invests the proceeds in long-term municipal bonds. The interest earned on these investments is paid to Common Stock shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share net asset value of the Fund's Common Stock. However, in order to benefit Common Stock shareholders, the yield curve must be positively sloped; that is, short-term interest rates must be lower than long-term interest rates. At the same time, a period of generally declining interest rates will benefit Common Stock shareholders. If either of these conditions change, then the risks of leveraging will begin to outweigh the benefits.

To illustrate these concepts, assume a fund's Common Stock capitalization of $100 million and the issuance of Preferred Stock for an additional $50 million, creating a total value of $150 million available for investment in long-term municipal bonds. If prevailing short-term interest rates are approximately 3% and long-term interest rates are approximately 6%, the yield curve has a strongly positive slope. The fund pays dividends on the $50 million of Preferred Stock based on the lower short-term interest rates. At the same time, the fund's total portfolio of $150 million earns the income based on long-term interest rates. Of course, increases in short-term interest rates would reduce (and even eliminate) the dividends on the Common Stock.

In this case, the dividends paid to Preferred Stock shareholders are significantly lower than the income earned on the fund's long-term investments, and therefore the Common Stock shareholders are the beneficiaries of the incremental yield. However, if short-term interest rates rise, narrowing the differential between short-term and long-term interest rates, the incremental yield pickup on the Common Stock will be reduced or eliminated completely. At the same time, the market value on the fund's Common Stock (that is, its price as listed on the New York Stock Exchange), may, as a result, decline. Furthermore, if long-term interest rates rise, the Common Stock's net asset value will reflect the full decline in the price of the portfolio's investments, since the value of the fund's Preferred Stock does not fluctuate. In addition to the decline in net asset value, the market value of the fund's Common Stock may also decline.

Managed Dividend
Policy

The Fund's dividend policy is to distribute substantially all of its net investment income to its shareholders on a monthly basis. However, in order to provide shareholders with a more consistent yield to the current trading price of shares of Common Stock of the Fund, the Fund may at times pay out less than the entire amount of net investment income earned in any particular month and may at times in any particular month pay out such accumulated but undistributed income in addition to net investment income earned in that month. As a result, the dividends paid by the Fund for any particular month may be more or less than the amount of net investment income earned by the Fund during such month. The Fund's current accumulated but undistributed net investment income, if any, is disclosed in the Statement of Assets, Liabilities and Capital, which comprises part of the financial information included in this report.

                                         MuniHoldings Fund, Inc., April 30, 1998

DEAR SHAREHOLDER

Since inception (May 2, 1997) through April 30, 1998, the Common Stock of MuniHoldings Fund, Inc. earned $0.946 per share income dividends, which included earned and unpaid dividends of $0.071. This represents a net annualized yield of 5.93%, based on a month-end net asset value of $16.00 per share. Over the same period, the total investment return on the Fund's Common Stock was +12.83%, based on a change in per share net asset value from $15.00 to $16.00, and assuming reinvestment of $0.875 per share income dividends.

Since inception (May 2, 1997) through April 30, 1998, the Fund's Auction Market Preferred Stock had an average yield of 3.58% for Series A and 3.61% for Series B.

The Municipal Market Environment

During the six months ended April 30, 1998, bond yields generally moved lower, and by mid-January 1998 had declined to recent historic lows. Long-term US Treasury bond yields declined 20 basis points (0.20%) during the same period and stood at 5.95% by April 30, 1998. Similarly, long-term uninsured tax-exempt bond yields, as measured by the Bond Buyer Revenue Bond Index, fell approximately 35 basis points to 5.25%, a level not seen since the mid-1970s. While low inflation has supported lower interest rates, much of the decline in bond yields in late 1997 and early 1998 was driven more by the turmoil in Asian financial markets than by domestic economic fundamentals. Weak economic conditions in Asia were expected to negatively impact US growth through reduced export demand. Additionally, inflation in the United States was also expected to decline in response to lower prices on goods imported from Asian manufacturers.

However, in recent months, many investors have become increasingly concerned that most of the downturn in Asia, especially in Japan, has already occurred and any future deterioration will not be severe enough to constrain US economic growth and inflationary pressures. These concerns served to push interest rates higher in the latter part of the period, causing fixed-income yields to retrace much of their earlier gains.

Thus far in 1998, the municipal bond market has experienced unexpectedly strong supply pressures. These supply pressures have prevented tax-exempt bond yields from declining as much as US Treasury bond yields. Over the last six months, more than $135 billion in new tax-exempt bonds were underwritten, an increase of over 40% compared to the same period a year ago. During the last three months, municipalities issued over $72 billion in new securities, an increase of more than 60% compared to the same three-month period in 1997. Additionally, corporate issuers have also viewed current interest rate levels as an opportunity to issue significant amounts of taxable securities. Thus far in 1998, over $100 billion in investment-grade corporate bonds have been underwritten, an increase of more than 60% relative to the comparable period a year ago. This sizeable corporate bond issuance has tended to support generally higher fixed-income yields and reduce the demand for tax-exempt bonds.

However, the recent pace of new municipal bond issuance is unlikely to be maintained. Continued increases in bond issuance will require lower and lower tax-exempt bond yields to generate the economic savings necessary for additional municipal bond refinancings. Preliminary estimates for 1998 total municipal bond issuance are presently in the $200 billion-$225 billion range. These estimates suggest that recent sup ply pressures are likely to abate later in the year. Municipal bond investors received approximately $30 billion earlier this year in coupon payments, bond maturities and proceeds from early redemptions. The demand generated by these assets has helped offset the increase in supply seen thus far this year. Furthermore, looking ahead, June and July have also tended to be periods of strong investor demand as seasonal factors are likely to generate strong income flows similar to those seen earlier this year.

It is also possible that at least some of the recent economic strength seen in the United States will be reversed in the coming months. A particularly mild winter has been partially responsible for a strong housing sector, as well as other construction industries. This recent strong trend may not be sustained and may lead to weaker construction growth later this year. Additionally, strong economic growth in 1997 and the increased use of electronic tax filing have resulted in larger and earlier Federal and state income tax refunds to many individuals. These refunds appear to have supported strong consumer spending in recent months, but may be borrowing against weaker spending later this year. In addition, the continued impact of the Asian financial crisis on the US domestic economy's future growth remains unclear. Barring a dramatic and unexpected resurgence of domestic inflation, we do not believe that the Federal Reserve Board will be willing to raise interest rates until the full impact of the Asian situation can be established.

All these factors suggest that over the near term, tax-exempt as well as taxable bond yields are unlikely to rise by any appreciable amount. Recent supply pressures have caused municipal bond yield ratios to rise relative to US Treasury bond yields. At April 30, 1998, long-term tax-exempt bond yields were at attractive yield ratios relative to comparable US Treasury securities (over 90%), and well in excess of their expected range of 85%-88%. Any further pressure upon the municipal market may well represent a very attractive investment opportunity.

Portfolio Strategy

During the six months ended April 30, 1998, we shifted from our defensive position to a more constructive investment outlook. We expected economic growth to slow along with a continued reduction in inflation as a result of the declines in Asian equity markets. As of April 30, 1998, only one of these expectations had been met. Inflation has continued to fall but economic growth has not slowed. Looking forward to the balance of 1998, we expect to maintain a constructive outlook. We believe the continued instability of the Asian equity markets will have a negative impact on the US economy, allowing inflation and interest rates to decline further.

The Fund began auctioning its Auction Market Preferred Stock (AMPS) during the first week of June 1997. Since that time, the yield on the AMPS has been trading between 3.40%-4.05%. Leverage continues to benefit the Common Stock shareholders by significantly augmenting their yield. However, should the spread between short-term and long-term tax-exempt rates narrow, the benefits of leverage will decline and, as a result, reduce the yield to the Common Stock. (For a complete explanation of the benefits and risks of leveraging, see page 1 of this report to shareholders.)

In Conclusion

We thank you for your support of MuniHoldings Fund, Inc., and we look forward to serving your investment needs in the months and years ahead.

Sincerely,


/s/ Arthur Zeikel

Arthur Zeikel
President


/s/ Vincent R. Giordano

Vincent R. Giordano
Senior Vice President


/s/ Robert A. DiMella

Robert A. DiMella
Vice President and Portfolio Manager


/s/ John M. Loffredo

John M. Loffredo
Vice President and Portfolio Manager

June 5, 1998


                                     3 & 4

                                         MuniHoldings Fund, Inc., April 30, 1998

SCHEDULE OF INVESTMENTS                                           (in Thousands)

                            S&P    Moody's   Face                                                                            Value
   STATE                  Ratings  Ratings  Amount     Issue                                                               (Note 1a)
====================================================================================================================================
   Alabama--1.0%            BBB-    Baa3   $ 3,250     Fairfield, Alabama, IDB, Environmental
                                                       Improvement Revenue Refunding Bonds
                                                       (USX Corp. Project), 5.45% due 9/01/2014                             $  3,201
====================================================================================================================================
   Alaska--0.1%             A1+     P1         200     Valdez, Alaska, Marine Terminal Revenue Refunding
                                                       Bonds (Exxon Pipeline Company Project),
                                                       VRDN, Series B, 4.10% due 12/01/2033 (a)                                  200
====================================================================================================================================
   Arizona--3.8%            B       B2       5,000     Apache County, Arizona, IDA, IDR (Tucson Electric
                                                       Power Company Project), Series C, 5.85%
                                                       due 3/01/2026                                                           5,027
                            BB+     Ba1      3,500     Maricopa County, Arizona, Pollution Control
                                                       Corporation, PCR, Refunding (Public Service
                                                       Company), Series A, 5.75% due 11/01/2022                                3,559
                            NR*     B1       3,000     Phoenix, Arizona, IDA, Airport Facilities Revenue
                                                       Refunding Bonds (America West Airlines Inc.),
                                                       AMT, 6.30% due 4/01/2023                                                3,012
                            NR*     NR*      1,000     Show-Low, Arizona, Improvement District No. 5,
                                                       6.375% due 1/01/2015                                                    1,036
====================================================================================================================================
   California--4.9%         AAA     Aaa     11,090     Anaheim, California, Public Financing Authority,
                                                       Lease Revenue Bonds (Public Improvement
                                                       Projects), Sub-Series C, 5.68%** due 9/01/2028 (e)                      2,142
                            NR*     Baa2     1,340     California Educational Facilities Authority
                                                       Revenue Bonds (Pooled College and University
                                                       Projects), Series B, 6.125% due 4/01/2013                               1,416
                                                       Riverside County, California, Asset Leasing
                                                       Corporation, Leasehold Revenue Bonds
                                                       (Riverside County Hospital Project) (d):
                            AAA     Aaa      7,500        6.04%** due 6/01/2022                                                2,042
                            AAA     Aaa      8,255        6.07%** due 6/01/2026                                                1,803
                            AAA     Aaa      7,500     San Diego, California, IDR, RITR, 7.785% due 9/01/2018 (b)              8,588
====================================================================================================================================
   Colorado--2.8%           NR*     Aa2      4,000     Colorado HFA, S/F Program, AMT, Senior Series
                                                       B-2, 7% due 5/01/2026                                                   4,428
                            AAA     Aaa      5,000     Denver, Colorado, City and County Airport,
                                                       Revenue Refunding Bonds, Series D, 5.50% due
                                                       11/15/2025 (d)                                                          5,060
====================================================================================================================================
   Connecticut--2.1%        AA      Aa2      3,500     Connecticut State HFA, Housing Mortgage Finance
                                                       Program, Sub-Series D-1, 6% due 5/15/2027                               3,669
                            BBB-    Ba2      3,000     Connecticut State Health and Educational
                                                       Facilities Authority, Revenue Refunding Bonds
                                                       (University of Hartford), Series D, 6.80% due 7/01/2022                 3,168
====================================================================================================================================
   Florida--6.3%            AAA     Aaa      5,000     Charlotte County, Florida, Health Care Facilities
                                                       Revenue Bonds (Bon Secours Health System),
                                                       RIB, 8.015% due 8/26/2027 (b)(e)                                        5,656
                            AAA     Aaa      5,000     Florida State Turnpike Authority, Turnpike Revenue
                                                       Bonds, Series A, 4.50% due 7/01/2027                                    4,362
                            AA+     Aa2      2,195     Jacksonville, Florida, Health Facilities Authority,
                                                       Hospital Revenue Bonds (Charity Obligation
                                                       Group), Series B, 5.25% due 8/15/2027                                   2,140
                            AAA     Aaa      2,000     Lee County, Florida, Hospital Board of Directors,
                                                       Hospital Revenue Bonds, INFLOS, 9.316%
                                                       due 4/01/2001 (b)(d)(g)                                                 2,330
                            AAA     Aaa     25,895     Miami, Florida, Dade County, Special Obligation,
                                                       Series B, 5.55%** due 10/01/2029 (d)                                    4,603
                            NR*     NR*      1,625     North Springs Improvement District, Florida,
                                                       Special Assessment Revenue Bonds (Parkland
                                                       Isles Project), Series B, 6.25% due 5/01/2005                           1,646
====================================================================================================================================
   Georgia--0.5%            AA+     P1       1,500     Hapeville, Georgia, Development Authority, IDR
                                                       (Hapeville Hotel Ltd.), VRDN, 4.10% due
                                                       11/01/2015 (a)                                                          1,500
====================================================================================================================================
   Illinois--7.7%           NR*     NR*        975     Beardstown, Illinois, IDR (Jefferson Smurfit
                                                       Corp. Project), 8% due 10/01/2016                                       1,124
                            AAA     Aaa      7,200     Chicago, Illinois, Board of Education (School
                                                       Reform), UT, Series A, 5.25% due 12/01/2027 (c)                         7,031
                            AAA     Aaa      3,230     Illinois Development Finance Authority, PCR,
                                                       Refunding (Illinois Power Company Project),
                                                       Series B, 5.40% due 3/01/2028 (d)                                       3,195
                            BBB     NR*      5,000     Illinois Development Finance Authority, Revenue
                                                       Refunding Bonds (Community Rehabilitation
                                                       Providers), Series A, 6.05% due 7/01/2019                               5,172
                                                       Illinois Health Facilities Authority Revenue Bonds, Series A:
                            AAA     Aaa      1,050        (Highland Park Hospital Project), 5.75% due 10/01/2026 (d)           1,080
                            AAA     Aaa      1,710        Refunding (Advocate Healthcare), 5.875% due 8/15/2022 (d)            1,776
                            A       A3       2,880        Refunding (Riverside Health Systems), 6% due 11/15/2015              3,008
                            NR*     NR*      3,000     Round Lake Beach, Illinois, Tax Increment Revenue
                                                       Refunding Bonds, 7.50% due 12/01/2013                                   3,269
====================================================================================================================================
   Indiana--2.6%            NR*     NR*      8,985     Allen County, Indiana, Redevelopment District,
                                                       Tax Increment Revenue Bonds (General Motors
                                                       Development Area), 7%** due 11/15/2013                                  3,378
                            BBB+    NR*      1,000     Indiana Health Facilities Financing Authority,
                                                       Hospital Revenue Refunding Bonds (Jackson
                                                       County--Scheck Memorial), 5.25% due 2/15/2022                             957
                            NR*     Aaa      3,930     Indiana State Housing Finance Authority, S/F
                                                       Mortgage Revenue Bonds, Series A-1, 6.25%
                                                       due 1/01/2017                                                           4,143
====================================================================================================================================
   Kentucky--1.0%           NR*     NR*      3,150     Perry County, Kentucky, Solid Waste Disposal
                                                       Revenue Bonds (TJ International Project), AMT,
                                                       6.55% due 4/15/2027                                                     3,445
====================================================================================================================================
   Louisiana--0.2%          A1+     VMIG1+     500     Louisiana State Offshore Terminal Authority,
                                                       Deepwater Port Revenue Refunding Bonds
                                                       (Loop Inc.--First Stage), VRDN, Series A, 4.10% due 9/01/2008 (a)         500
====================================================================================================================================
   Maryland--1.5%           NR*     NR*      4,550     Maryland State Energy Financing Administration,
                                                       Limited Obligation Revenue Bonds
                                                       (Cogeneration--AES Warrior Run), AMT, 7.40% due 9/01/2019               5,017
====================================================================================================================================
   Massachusetts--          AAA     Aaa      1,000     Massachusetts State, HFA, Housing Revenue Bonds
   2.4%                                                (Rental-Mortgage), AMT, Series B, 6.40%
                                                       due 7/01/2038 (c)                                                       1,067
                            AAA     Aaa      7,000     Massachusetts State, HFA, RITR, Series 29,
                                                       6.42% due 12/01/2028 (b)(d)                                             6,974
====================================================================================================================================
   Michigan--1.0%           AAA     Aaa      2,500     Michigan State, HDA, Rental Housing Revenue
                                                       Refunding Bonds, Series A, 5.875% due 10/01/2017 (c)                    2,592
                            A1+     VMIG1+     600     Royal Oak, Michigan, Hospital Finance Authority
                                                       Revenue Bonds (William Beaumont Hospital),
                                                       VRDN, Series L, 4.15% due 1/01/2027 (a)                                   600
====================================================================================================================================
   Mississippi--3.1%        BBB-    Ba1      7,675     Claiborne County, Mississippi, PCR, Refunding (System
                                                       Energy Resources Inc. Project), 6.20% due 2/01/2026                     7,866
                            NR*     NR*      2,375     Mississippi Development Bank, Special Obligation
                                                       Refunding Bonds (Diamond Lakes Utilities),
                                                       Series A, 6.25% due 12/01/2017                                          2,415
====================================================================================================================================
   Missouri--0.3%           BB      NR*        755     Missouri State Health and Educational Facilities
                                                       Authority Revenue Bonds (Southwest Baptist
                                                       University Project), 9.50% due 10/01/2001 (h)                             812
====================================================================================================================================
   Nebraska--0.6%           AAA     NR*      1,980     Nebraska Investment Finance Authority, S/F
                                                       Housing Revenue Bonds, AMT, Series C, 6.30%
                                                       due 9/01/2028                                                           2,104
====================================================================================================================================

Portfolio
Abbreviations

To simplify the listings of MuniHoldings Fund, Inc.'s portfolio holdings in the Schedule of Investments, we have abbreviated the names of many of the securities according to the list at right.

AMT     Alternative Minimum Tax (subject to)
EDA     Economic Development Authority
HDA     Housing Development Authority
HFA     Housing Finance Agency
IDA     Industrial Development Authority
IDB     Industrial Development Board
IDR     Industrial Development Revenue Bonds
INFLOS  Inverse Floating Rate Municipal Bonds
PCR     Pollution Control Revenue Bonds
RIB     Residual Interest Bonds
RITR    Residual Interest Trust Receipts
S/F     Single-Family
UT      Unlimited Tax
VRDN    Variable Rate Demand Notes


                                     5 & 6

                                         MuniHoldings Fund, Inc., April 30, 1998

SCHEDULE OF INVESTMENTS (continued)                               (in Thousands)

                            S&P    Moody's   Face                                                                            Value
   STATE                  Ratings  Ratings  Amount     Issue                                                               (Note 1a)
====================================================================================================================================
   Nevada--4.3%                                        Nevada Housing Division, S/F Program:
                            NR*     Aaa    $ 4,315        Senior Series D-1, 6.15% due 10/01/2017                           $  4,547
                            NR*     Aaa      1,890        Senior Series D-2, 6.35% due 4/01/2028                               1,991
                                                       Nevada Housing Division, Senior Bonds, AMT, Series B-1:
                            NR*     Aaa      4,335        6.05% due 10/01/2018                                                 4,521
                            NR*     Aaa      2,810        6.15% due 4/01/2029                                                  2,930
====================================================================================================================================
   New Hampshire--          NR*     Aa3      5,145     New Hampshire State Housing Finance Authority,
   1.6%                                                S/F Revenue Bonds (Mortgage Acquisition),
                                                       AMT, Series G, 6.30% due 1/01/2026                                      5,393
====================================================================================================================================
   New Jersey--2.3%         NR*     NR*      1,700     New Jersey EDA, Revenue Bonds (Leisure Park
                                                       Project), Series A, 5.875% due 12/01/2027                               1,713
                            BB-     Ba2      2,500     New Jersey EDA, Special Facility Revenue Bonds
                                                       (Continental Airlines Inc. Project), AMT,
                                                       5.50% due 4/01/2028                                                     2,457
                            BBB     Baa2     3,425     New Jersey Health Care Facilities Financing
                                                       Authority, Revenue Refunding Bonds
                                                       (Saint Elizabeth Hospital Obligation Group), 6% due 7/01/2020           3,569
====================================================================================================================================
   New Mexico--4.7%                                    Farmington, New Mexico, PCR, Refunding (Public Service Company):
                            BB+     Ba1      2,000        (San Juan Project), Series A, 6.30% due 12/01/2016                   2,126
                            BB+     Ba1      2,500        (San Juan Project), Series B, 6.30% due 12/01/2016                   2,658
                            BB+     Ba1      7,750        Series C, 5.80% due 4/01/2022                                        7,784
                            AAA     Aaa      1,000     Los Alamos County, New Mexico, Utility System
                                                       Revenue Refunding Bonds, Series A, 6%
                                                       due 7/01/2015 (e)                                                       1,064
                            AAA     NR*      2,000     New Mexico Mortgage Finance Authority, S/F
                                                       Mortgage Program, AMT, Series B-2, 6.30%
                                                       due 7/01/2028                                                           2,106
====================================================================================================================================
   New York--14.8%          AAA     Aaa      5,000     Metropolitan Transportation Authority, New York,
                                                       Dedicated Tax Fund, Series A, 5.25%
                                                       due 4/01/2026 (d)                                                       4,928
                                                       New York City, New York, Municipal Water
                                                       Finance Authority, Water and Sewer System
                                                       Revenue Bonds, RITR (b):
                            AAA     Aaa      6,000        Series 11, 7.27% due 6/15/2026 (e)                                   6,540
                            AAA     Aaa      1,065        Series 1997-6, 6.995% due 6/15/2026 (d)                              1,140
                                                       New York City, New York, UT:
                            BBB+    A3      10,000        Refunding, Series F, 6% due 8/01/2016                               10,572
                            BBB+    A3       7,035        Series E, 6% due 8/01/2016                                           7,437
                            A-      A3      13,145     New York State Dormitory Authority, Revenue
                                                       Refunding Bonds (Mental Health Service Facilities),
                                                       Series B, 5.50% due 8/15/2017                                          13,240
                                                       New York State Urban Development Corporation Revenue Bonds, Series A:
                            AAA     Aaa      4,000        Refunding (Correctional Capital), 5.25% due 1/01/2021 (e)            3,937
                            AAA     Aaa      1,030        (Sports Facilities Assistance Program), 5.50% due 4/01/2019 (d)      1,044
====================================================================================================================================
   Ohio--2.3%               AAA     Aaa      5,000     Ohio HFA, Mortgage Revenue Bonds, RITR, AMT,
                                                       Series 15, 6.12% due 9/01/2019 (b)(e)                                   4,906
                            NR*     NR*      2,500     Ohio State Water Development Authority,
                                                       Solid Waste Disposal Revenue Bonds (Bay Shore
                                                       Power Project), AMT, Series A, 5.875% due 9/01/2020                     2,505
====================================================================================================================================
   Oklahoma--2.0%           BBB     NR*        985     Blaine County, Oklahoma, Industrial
                                                       Authority, IDR (US Gypsum Co. Project), 7.25%
                                                       due 10/01/2010                                                          1,102
                            BBB-    Baa2     5,400     Tulsa, Oklahoma, Municipal Airport Trust,
                                                       Revenue Refunding Bonds (American Airlines
                                                       Project), 6.25% due 6/01/2020                                           5,708
====================================================================================================================================
   Oregon--0.4%             NR*     NR*      1,300     Western Generation Agency, Oregon, Cogeneration
                                                       Project Revenue Bonds (Wauna Cogeneration
                                                       Project), AMT, Series B, 7.40% due 1/01/2016                            1,424
====================================================================================================================================
   Pennsylvania--4.6%                                  Beaver County, Pennsylvania, IDA, PCR,
                                                       Refunding (Cleveland Electric Project):
                            BB+     Ba2      1,600        7.625% due 5/01/2025                                                 1,810
                            BB+     Ba2      1,500        Series A, 7.75% due 7/15/2025                                        1,721
                            NR*     NR*      4,970     Pennsylvania State Higher Educational Facilities
                                                       Authority, College and University Revenue
                                                       Bonds (Eastern College), Series B, 8% due 10/15/2025                    5,728
                            NR*     NR*      4,000     Philadelphia, Pennsylvania, Authority for
                                                       IDR, Refunding (Commercial Development--Days Inn),
                                                       Series B, 6.50% due 10/01/2027                                          4,272
                            A1+     VMIG1+   1,700     Philadelphia, Pennsylvania, Hospitals and
                                                       Higher Education Facilities Authority, Hospital
                                                       Revenue Bonds (Children's Hospital of Philadelphia
                                                       Project), VRDN, 4.15% due 3/01/2027 (a)                                 1,700
====================================================================================================================================
   Tennessee--7.0%          AA      Aa       3,400     Educational Funding South, Inc., Tennessee,
                                                       Educational Loan Revenue Bonds, AMT, Senior
                                                       Sub-Series B, 6.20% due 12/01/2021                                      3,571
                                                       Hardeman County, Tennessee, Correctional
                                                       Facilities Corporation Revenue Bonds:
                            NR*     NR*        680        7% due 8/01/2004                                                       722
                            NR*     NR*      4,500        7.75% due 8/01/2017                                                  5,035
                            AA      Aa2      8,500     Tennessee Housing Development Agency, Homeowner
                                                       Program, AMT, Series 3, 6% due 1/01/2028                                8,800
                            A+      A1       4,750     Tennessee Housing Development Agency, Mortgage
                                                       Finance Refunding Bonds, Series A, 5.95%
                                                       due 7/01/2028                                                           4,886
====================================================================================================================================
   Texas--6.7%                                         Harris County, Texas, Health Facilities Development
                                                       Corporation, Hospital Revenue Bonds:
                            A1+     NR*        200        (Methodist Hospital), VRDN, 4.15% due 12/01/2025 (a)                   200
                            AAA     Aaa      4,000        RITR, Series 12, 8.27% due 10/01/2004 (b)(d)(g)                      4,890
                            BB      Ba2      5,000     Houston, Texas, Airport System Revenue Bonds
                                                       (Special Facilities--Continental Airlines Terminal
                                                       Improvement), AMT, Series B, 6.125% due 7/15/2017                       5,208
                            BB-     Ba1      3,500     Lower Colorado River Authority, Texas, PCR
                                                       (Samsung Austin Semiconductor), AMT, 6.375%
                                                       due 4/01/2027                                                           3,609
                            AAA     NR*      1,825     Lubbock, Texas, Housing Finance Corporation,
                                                       S/F Mortgage Revenue Refunding Bonds
                                                       (Mortgage-Backed Securities Program),
                                                       Series A, 6.125% due 12/01/2017 (f)                                     1,923
                            BB      Ba2      5,000     Odessa, Texas, Junior College District, Revenue
                                                       Refunding Bonds, Series A, 8.125% due 12/01/2018                        5,757
====================================================================================================================================
   Utah--3.3%               AA      Aa       7,200     Salt Lake City, Utah, Hospital Revenue Refunding
                                                       Bonds (IHC Hospitals Inc.), 6.25% due 2/15/2023                         7,717
                            NR*     NR*      3,000     Tooele County, Utah, PCR, Refunding (Laidlaw
                                                       Environmental), AMT, Series A, 7.55% due 7/01/2027                      3,303
====================================================================================================================================
   Virginia--0.5%           AAA     NR*      1,500     Prince William County, Virginia, IDR, Revenue
                                                       Refunding Bonds (Potomac Place), Series A, 6.25%
                                                       due 12/20/2027 (f)                                                      1,600
====================================================================================================================================
   Washington--1.6%                                    Washington State Public Power Supply Systems, Revenue
                                                       Refunding Bonds
                                                       (Nuclear Project No. 1), Series A (d):
                            AAA     Aaa        620        6.25% due 7/01/2002 (g)                                                673
                            AAA     Aaa      4,380        6.25% due 7/01/2017                                                  4,706
====================================================================================================================================


                                     7 & 8

                                         MuniHoldings Fund, Inc., April 30, 1998

SCHEDULE OF INVESTMENTS (continued)                               (in Thousands)

                            S&P    Moody's   Face                                                                            Value
   STATE                  Ratings  Ratings  Amount     Issue                                                               (Note 1a)
====================================================================================================================================
   Wisconsin--0.9%          AA      Aa2    $ 2,800     Wisconsin Housing and Economic Development
                                                       Authority, Home Ownership Revenue Refunding
                                                       Bonds, AMT, Series B, 6.25% due 9/01/2027                            $  2,937
====================================================================================================================================
                            Total Investments (Cost--$314,808)--98.9%                                                        326,223

                            Other Assets Less Liabilities--1.1%                                                                3,494
                                                                                                                            --------
                            Net Assets--100.0%                                                                              $329,717
                                                                                                                            ========
====================================================================================================================================

(a) The interest rate is subject to change periodically based upon prevailing market rates. The interest rate shown is the rate in effect at April 30, 1998.
(b) The interest rate is subject to change periodically and inversely based upon prevailing market rates. The interest rate shown is the rate in effect at April 30, 1998.
(c)   AMBAC Insured.
(d)   MBIA Insured.
(e)   FSA Insured.
(f)   GNMA Collateralized.
(g)   Prerefunded.
(h)   Escrowed to maturity.
+     Highest short-term rating by Moody's Investors Service, Inc.
*     Not Rated.
** Represents a zero coupon bond; the interest rate shown is the effective yield at the time of purchase by the Fund.
Ratings of issues shown have not been audited by Ernst & Young llp.

See Notes to Financial Statements.

Quality Profile

The quality ratings of securities in the Fund as of April 30, 1998 were as follows:

------------------------------------------
                                Percent of
S&P Rating/Moody's Rating       Net Assets
------------------------------------------
AAA/Aaa........................... 36.4%
AA/Aa............................. 11.7
A/A............................... 11.9
BBB/Baa...........................  9.7
BB/Ba............................. 11.4
B/B...............................  2.4
NR (Not Rated).................... 14.0
Other+............................  1.4
------------------------------------------

+ Temporary investments in short-term municipal securities.

STATEMENT OF ASSETS, LIABILITIES AND CAPITAL

                   As of April 30, 1998
===============================================================================================================
  Assets:          Investments, at value (identified cost--$314,808,100) (Note 1a) ..              $326,222,556
                   Cash .............................................................                    61,670
                   Receivables:
                     Interest ....................................................... $  4,682,906
                     Securities sold ................................................    3,530,760    8,213,666
                                                                                      ------------
                   Prepaid expenses and other assets ................................                    16,173
                                                                                                   ------------
                   Total assets .....................................................               334,514,065
                                                                                                   ------------
===============================================================================================================
  Liabilities:     Payables:
                     Securities purchased ...........................................    4,374,150
                     Investment adviser (Note 2) ....................................      150,799
                     Dividends to shareholders (Note 1f) ............................      128,167    4,653,116
                                                                                      ------------
                   Accrued expenses and other liabilities ...........................                   143,737
                                                                                                   ------------
                   Total liabilities ................................................                 4,796,853
                                                                                                   ------------
===============================================================================================================
  Net Assets:      Net assets .......................................................              $329,717,212
                                                                                                   ============
===============================================================================================================
  Capital:         Capital Stock (200,000,000 shares authorized) (Note 4):
                     Preferred Stock, par value $.10 per share (4,400 shares
                     of AMPS* issued and outstanding at $25,000 per share
                     liquidation preference) ........................................              $110,000,000
                     Common Stock, par value $.10 per share (13,728,989 shares
                     issued and outstanding) ........................................ $  1,372,899
                   Paid-in capital in excess of par .................................  203,133,104
                   Undistributed investment income--net .............................    1,068,618
                   Undistributed realized capital gains on investments--net .........    2,728,135
                   Unrealized appreciation on investments--net ......................   11,414,456
                                                                                      ------------
                   Total--Equivalent to $16.00 net asset value per share of
                   Common Stock (market price--$14.75) ..............................               219,717,212
                                                                                                   ------------
                   Total capital ....................................................              $329,717,212
                                                                                                   ============
===============================================================================================================

* Auction Market Preferred Stock.

  See Notes to Financial Statements.


                                     9 & 10

                                         MuniHoldings Fund, Inc., April 30, 1998

STATEMENT OF OPERATIONS

                     For the Period May 2, 1997+ to April 30, 1998
==========================================================================================================
Investment           Interest and amortization of premium and discount earned .               $ 18,471,728
Income (Note 1d):
==========================================================================================================
Expenses:            Investment advisory fees (Note 2) ........................ $ 1,742,970
                     Commission fees (Note 4) .................................     246,884
                     Accounting services (Note 2) .............................      67,133
                     Professional fees ........................................      47,577
                     Transfer agent fees ......................................      27,607
                     Custodian fees ...........................................      25,332
                     Directors' fees and expenses .............................      23,991
                     Listing fees .............................................      23,967
                     Pricing fees .............................................       9,936
                     Printing and shareholder reports .........................       9,265
                     Organization expenses ....................................       4,367
                     Other ....................................................      20,579
                                                                                -----------
                     Total expenses ...........................................   2,249,608
                     Reimbursement of expenses (Note 2) .......................    (435,241)
                                                                                -----------
                     Total expenses after reimbursement .......................                  1,814,367
                                                                                              ------------
                     Investment income--net ...................................                 16,657,361
                                                                                              ------------
==========================================================================================================
Realized &           Realized gain on investments--net ........................                  2,728,135
Unrealized Gain On   Unrealized appreciation on investments--net ..............                 11,414,456
Investments--Net                                                                              ------------
(Notes 1b, 1d & 3):  Net Increase in Net Assets Resulting from Operations .....               $ 30,799,952
                                                                                              ============
==========================================================================================================

+ Commencement of operations.

  See Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS

                                                                                                   For the Period
                                                                                                  May 2, 1997+ to
                   Increase (Decrease) in Net Assets:                                              April 30, 1998
=================================================================================================================
  Operations:      Investment income--net .......................................................   $  16,657,361
                   Realized gain on investments--net ............................................       2,728,135
                   Unrealized appreciation on investments--net ..................................      11,414,456
                                                                                                    -------------
                   Net increase in net assets resulting from operations .........................      30,799,952
                                                                                                    -------------
=================================================================================================================
  Dividends to     Investment income--net:
  Shareholders      Common Stock ................................................................     (12,011,191)
  (Note 1f):        Preferred Stock .............................................................      (3,577,552)
                                                                                                    -------------
                   Net decrease in net assets resulting from dividends to shareholders ..........     (15,588,743)
                                                                                                    -------------
=================================================================================================================
  Capital Stock    Net proceeds from issuance of Common Stock ...................................     205,834,830
  Transactions     Proceeds from issuance of Preferred Stock ....................................     110,000,000
  (Notes 1e & 4):  Offering and underwriting costs resulting from the issuance of Common Stock ..        (396,392)
                   Offering and underwriting costs resulting from the issuance of Preferred Stock      (1,032,440)
                                                                                                    -------------
                   Net increase in net assets derived from capital stock transactions ...........     314,405,998
                                                                                                    -------------
=================================================================================================================
  Net Assets:      Total increase in net assets .................................................     329,617,207
                   Beginning of period ..........................................................         100,005
                                                                                                    -------------
                   End of period* ...............................................................   $ 329,717,212
                                                                                                    =============
=================================================================================================================
                 * Undistributed investment income--net .........................................   $   1,068,618
                                                                                                    =============
=================================================================================================================

+ Commencement of operations.

  See Notes to Financial Statements.


                                    11 & 12

                                         MuniHoldings Fund, Inc., April 30, 1998

FINANCIAL HIGHLIGHTS

                            The following per share data and ratios have been derived
                            from information provided in the financial statements.       For the Period
                                                                                         May 2, 1997+ to
                            Increase (Decrease) in Net Asset Value:                      April 30, 1998
=======================================================================================================
   Per Share                Net asset value, beginning of period .......................      $   15.00
   Operating                                                                                  ---------
   Performance:             Investment income--net .....................................           1.21
                            Realized and unrealized gain on investments--net ...........           1.03
                                                                                              ---------
                            Total from investment operations ...........................           2.24
                                                                                              ---------
                            Less dividends to Common Stock shareholders:
                              Investment income--net ...................................           (.87)
                                                                                              ---------
                            Capital charge resulting from issuance of Common Stock .....           (.03)
                                                                                              ---------
                            Effect of Preferred Stock activity:++
                              Dividends to Preferred Stock shareholders:
                                Investment income--net .................................           (.26)
                              Capital charge resulting from issuance of Preferred Stock            (.08)
                                                                                              ---------
                            Total effect of Preferred Stock activity ...................           (.34)
                                                                                              ---------
                            Net asset value, end of period .............................      $   16.00
                                                                                              =========
                            Market price per share, end of period ......................      $   14.75
                                                                                              =========
=======================================================================================================
   Total Investment         Based on market price per share ............................           4.01%+++
   Return:**                                                                                  =========
                            Based on net asset value per share .........................          12.83%+++
                                                                                              =========
=======================================================================================================
   Ratios to Average        Expenses, net of reimbursement .............................            .58%*
   Net Assets:***                                                                             =========
                            Expenses ...................................................            .72%*
                                                                                              =========
                            Investment income--net .....................................           5.31%*
                                                                                              =========
=======================================================================================================
   Supplemental Data:       Net assets, net of Preferred Stock, end of period (in thousands)  $ 219,717
                                                                                              =========
                            Preferred Stock outstanding, end of period (in thousands) ..      $ 110,000
                                                                                              =========
                            Portfolio turnover .........................................         106.16%
                                                                                              =========
=======================================================================================================
   Leverage:                Asset coverage per $1,000 ..................................      $   2,997
                                                                                              =========
=======================================================================================================
   Dividends Per            Series A--Investment income--net ...........................      $     810
   Share on Preferred                                                                         =========
                            Series B--Investment income--net ...........................      $     816
                                                                                              =========
=======================================================================================================

*   Annualized.
** Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales loads.
*** Do not reflect the effect of dividends to Preferred Stock shareholders.
+   Commencement of operations.
++  The Fund's Preferred Stock was issued on June 5, 1997.
+++ Aggregate total investment return.

See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies:

MuniHoldings Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a non-diversified, closed-end management investment company. Prior to commencement of operations on May 2, 1997 the Fund had no operations other than those relating to organizational matters and the sale of 6,667 shares of Common Stock on April 25, 1997, to Fund Asset Management, L.P. ("FAM") for $100,005. The Fund's Common Stock is listed on the New York Stock Exchange under the symbol MHD. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Municipal bonds are traded primarily in the over-the-counter markets and are valued at the most recent bid price or yield equivalent as obtained by the Fund's pricing service from dealers that make markets in such securities. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing prices as of the close of such exchanges. Options, which are traded on exchanges, are valued at their last sale price as of the close of such exchanges or, lacking any sales, at the last available bid price. Securities with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund, including valuations furnished by a pricing service retained by the Fund, which may utilize a matrix system for valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Board of Directors.

(b) Derivative financial instruments--The Fund may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the debt markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

o Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

o Options--The Fund is authorized to write covered call options and purchase call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written.

When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

(c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(d) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Interest income is recognized on the accrual basis. Discounts and market premiums are amortized into interest income. Realized gains and losses on security transactions are determined on the identified cost basis.


                                    13 & 14

                                         MuniHoldings Fund, Inc., April 30, 1998

NOTES TO FINANCIAL STATEMENTS (concluded)

(e) Offering expenses--Direct expenses relating to the public offering of the Fund's Shares were charged to capital at the time of issuance of the shares.

(f) Dividends and distributions--Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.

2. Investment Advisory Agreement and Transactions with Affiliates:

The Fund has entered into an Investment Advisory Agreement with FAM. The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at an annual rate of 0.55% of the Fund's average weekly net assets, including issuance of Preferred Stock. For the period May 2, 1997 to April 30, 1998, FAM earned fees of $1,742,970, of which $398,261 was voluntarily waived. FAM also reimbursed the Fund additional expenses of $36,980.

Accounting services are provided to the Fund by FAM at cost.

Certain officers and/or directors of the Fund are officers and/or directors of FAM, PSI, and/or ML & Co.

3. Investments:

Purchases and sales of investments, excluding short-term securities, for the period May 2, 1997 to April 30, 1998 were $575,111,230 and $316,145,501, respectively.

Net realized gains (losses) for the period May 2, 1997 to April 30, 1998 and net unrealized gains as of April 30, 1998 were as follows:

---------------------------------------------------------
                                Realized
                                 Gains         Unrealized
                                (Losses)         Gains
---------------------------------------------------------
 Long-term investments ....... $ 6,397,402    $11,414,456
 Financial futures contracts .  (3,669,267)            --
                               -----------    -----------
 Total ....................... $ 2,728,135    $11,414,456
                               ===========    ===========
---------------------------------------------------------

As of April 30, 1998, net unrealized appreciation for Federal income tax purposes aggregated $11,414,456, of which $12,497,113 related to appreciated securities and $1,082,657 related to depreciated securities. The aggregate cost of investments at April 30, 1998 for Federal income tax purposes was $314,808,100.

4. Capital Stock Transactions:

The Fund is authorized to issue 200,000,000 shares of capital stock, including Preferred Stock, par value $.10 per share, all of which were initially classified as Common Stock. The Board of Directors is authorized, however, to reclassify any unissued shares of capital stock without approval of holders of Common Stock.

Common Stock

During the period May 2, 1997 to April 30, 1998, 13,722,322 shares were sold. Prior to May 2, 1997 (commencement of operations), the Fund issued 6,667 shares to FAM for $100,005.

Preferred Stock

Auction Market Preferred Stock ("AMPS") are shares of Preferred Stock of the Fund that entitle their holders to receive cash dividends at an annual rate that may vary for the successive dividend periods. The yields in effect at April 30, 1998 were as follows: Series A, 4.00% and Series B, 3.75%.

In connection with the offering of AMPS, the Board of Directors reclassified 4,400 shares of unissued capital stock as AMPS. During the period May 2, 1997 to April 30, 1998, 4,400 AMPS shares were sold. As a result, as of April 30, 1998, there were 4,400 AMPS shares authorized, issued and outstanding, with a liquidation preference of $25,000 per share.

The Fund pays commissions to certain broker-dealers at the end of each auction at an annual rate ranging from 0.25% to 0.375%, calculated on the proceeds of each auction. For the period May 2, 1997 to April 30, 1998, Merrill Lynch, Pierce, Fenner & Smith Inc., an affiliate of FAM, earned $125,450 as commissions.

5. Subsequent Event:

On May 7, 1998, the Fund's Board of Directors declared an ordinary income dividend to Common Stock shareholders in the amount of $.071032 per share, payable on May 28, 1998 to shareholders of record as of May 21, 1998.

REPORT OF INDEPENDENT AUDITORS

To the Shareholders and Board of Directors,
MuniHoldings Fund, Inc.:

We have audited the accompanying statement of assets, liabilities and capital of MuniHoldings Fund, Inc., including the schedule of investments, as of April 30, 1998, and the related statements of operations and changes in net assets, and financial highlights for the period from May 2, 1997 (commencement of operations) to April 30, 1998. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of April 30, 1998, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MuniHoldings Fund, Inc. as of April 30, 1998 and the results of its operations, the changes in its net assets, and the financial highlights for the period from May 2, 1997 to April 30, 1998, in conformity with generally accepted accounting principles.


                                        /s/ Ernst & Young LLP

Princeton, New Jersey
May 29, 1998

IMPORTANT TAX INFORMATION (unaudited)

All of the net investment income distributions paid by MuniHoldings Fund, Inc. during its taxable year ended April 30, 1998 qualify as tax-exempt interest dividends for Federal income tax purposes. Additionally, there were no capital gains distributed by the Fund during the year.

Please retain this information for your records.


                                    15 & 16

Officers and Directors

Arthur Zeikel, President and Director
Ronald W. Forbes, Director
Cynthia A. Montgomery, Director
Charles C. Reilly, Director
Kevin A. Ryan, Director
Richard R. West, Director
Terry K. Glenn, Executive Vice President
Vincent R. Giordano, Senior Vice President
Donald C. Burke, Vice President
Robert A. DiMella, Vice President
Kenneth A. Jacob, Vice President
John M. Loffredo, Vice President
Gerald M. Richard, Treasurer
Patrick D. Sweeney, Secretary

Custodian

The Bank of New York
90 Washington Street
New York, NY 10286

Transfer Agents

Common Stock:

The Bank of New York
101 Barclay Street
New York, NY 10286

Preferred Stock:

IBJ Schroder Bank & Trust Company
One State Street
New York, NY 10004

NYSE Symbol

MHD

This report, including the financial information herein, is transmitted to the shareholders of MuniHoldings Fund, Inc. for their information. It is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in the report. Past performance results shown in this report should not be considered a representation of future performance. The Fund has the ability to leverage its Common Stock by issuing Preferred Stock to provide the Common Stock shareholders with a potentially higher rate of return. Leverage creates risks for Common Stock shareholders, including the likelihood of greater volatility of net asset value and market price of shares of the Common Stock, and the risk that fluctuations in the short-term dividend rates of the Preferred Stock may affect the yield to Common Stock shareholders. Statements and other information herein are as dated and are subject to change.

MuniHoldings Fund, Inc.
Box 9011
Princeton, NJ
08543-9011                                                         #HOLD01--4/98

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